American River
Bankshares

consistency builds value

David Taber - CEO & Chief Executive Officer

Forward-Looking Statements

KBW Community Bank Investor Conference – August 1, 2007

Forward Looking Statements: Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Actual results may differ materially from the results in these forward-looking statements. Factors that might cause such a difference include, among other matters, changes in interest rates, economic conditions, governmental regulation and legislation, credit quality, and competition affecting the Company's businesses generally; the risk of natural disasters and future catastrophic events including terrorist related incidents; and other factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, and in reports filed on Form 8-K. The Company does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise.

Company Overview

NASDAQ-GS Symbol	AMRB
Founded	1983
Headquarters	Rancho Cordova, CA *a Suburb of Sacramento*
Total Assets	$577 million
Market Capitalization	$131 million
Average Volume	7,600 shares per day
Dividends Per Share	$0.60 per year
Shares Outstanding	5,528,863
Inside Ownership	10.08%
Institutional Ownership	12.94%

American River Bankshares

Northern California Footprint


Yuba City
Woodland
Sacramento
Santa Rosa
Oakland
San Francisco
Stockton
Jackson
101
5
80
50

American River Bank

1. Bradshaw Plaza
2. Capitol Mall
3. Fair Oaks Village
4. Point West
5. Roseville

Bank of Amador

6. Buckhorn
7. Ione
8. Jackson

North Coast Bank

9. Healdsburg
10. Santa Rosa
11. Windsor

★ American River Bankshares Headquarters

This location also serves as a convenience branch for American River Bank

Darker area on map indicates our service area.

Market Potential

Sacramento MSA

Total	Current Market Share
$28 Billion	1.07%

Santa Rosa MSA

Total	Current Market Share
$9.0 Billion	0.76%

Amador County

Total	Current Market Share
$631 Million	17.36%

Source: FDIC SOD Report, 6/30/06

Growth Opportunities in a Flourishing State

California is the 8th Largest Economy in the World


California

$1.73 Trillion GDP

Faster Growth than the U.S. Average

60% Larger than Texas (2nd in the Nation)

Top 10 economies in the world

RANK	ECONOMY	SIZE
1	U.S.	$13.20 trillion
2	Japan	$4.34 trillion
3	Germany	$2.91 trillion
4	China	$2.67 trillion
5	United Kingdom	$2.35 trillion
6	France	$2.23 trillion
7	Italy	$1.84 trillion
8	**California**	**$1.73 trillion**
9	Canada	$1.25 trillion
10	Spain	$1.22 trillion

Source: The Sacramento Bee, 7/11/07

Stephen Levy, Palo Alto Center for Continuing Study of the California Economy

Growth Opportunities in Flourishing Markets

Sacramento…Fastest Growing Metro Area in CA


22%

"The Sacramento region will record job growth of 22% from 2005 to 2015. By contrast, the job growth rate will be 17% statewide and 13% nationally."

Source: The Sacramento Bee, 2/16/07

Stephen Levy, Palo Alto Center for Continuing Study of the California Economy

Diversified Loan Portfolio

Total Loan Portfolio



Commercial 25%
Construction & Land Dev 18%
Other 9%
Investor CRE 22%
Bus Property Loans 26%

As of June 30, 2007

American River Bankshares

Diversified Loan Portfolio

R/E Construction & Land Development Portfolio



Construction
& Land Dev.
18%
Land Acquisition &
Development
37%
Construction
(1-4 Family Res)
22%
Construction
(Comm Property)
13%
Construction Spec
(1-4 Family Res)
28%

As of June 30, 2007

Diversified Loan Portfolio

Solid Credit Quality


Allowance for loan and lease losses
Nonperforming loans and leases
2003
2004
2005
2006
6/30/07
1.48%
1.54%
1.53%
1.51%
1.53%
0.07%
0.07%
0.02%
0.02%
0.21%

	2003	2004	2005	2006	6/30/07
Net charge-offs to avg. loans and leases	0.08%	0.08%	0.04%	0.03%	0.09%

American River Bankshares

Excellent Core Deposit Base

Core Deposit Mix*


Money Market 28%
Savings 8%
Time 25%
Interest Checking 8%
Noninterest-Bearing 31%

Average non-interest checking account
$20,000

Average interest checking
$22,000

Average money market account
$93,000

Average Cost of Total Deposits
2.06%

* As of June 30, 2007

Strong Performance Over Time

Earnings



$0.95
$1.13
$1.53
$1.53
$0.73
$0.75
$4.7 mil
$5.8 mil
$9.2 mil
$9.1 mil
$4.4 mil
$4.2 mil
2003
2004
2005
2006
6/30/06
6/30/07
Net Income
Diluted EPS

American River Bankshares

Strong Performance Over Time

Income Statement*



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Net interest income
Noninterest expense
Net income (ROA)
1.46%
Noninterest income
2003
2004
2005
2006
6/30/2007

American River Bankshares

*Expressed as a percentage of Average Assets

Strong Performance Over Time

Shareholder Value

- 94 consecutive profitable quarters

- Year to date: 159,000 shares repurchased totaling $4.0 mil

  2006: 272,000 shares repurchased totaling $7.0 mil

- Cash dividends since 1992; quarterly since 1Q 2004

As of June 30, 2007

Strong Performance Over Time

Five-year Compound Annualized Growth Rates


15.2%
CORE DEPOSITS
14.5%
NET LOANS
13.3%
DILUTED EPS

As of December 31, 2006

Strategies for a Challenging Banking Environment

Flat Yield Curve	Low-Cost Core Deposits Managing Overhead Active Capital Management Emphasize Relationship Banking
Plenty of Competition	Outwork Competition Engaged Employees Opportunistic Fill-in
Soft Housing Market	Common Sense Real Estate Lending Diversified Loan Portfolio Solid Credit Quality

American River Bankshares

Experience Matters…Leadership Counts

American River Bankshares

David Taber, President and CEO
24 years in the banking industry

Mitchell Derenzo, Chief Financial Officer
21 years in the banking industry

Doug Tow, Chief Credit Officer
30 years in the banking industry

Kevin Bender, Chief Information Officer
23 years in the banking industry

Community Bank

Greg Patton, President of ARB
24 years in the banking industry

Ray Byrne, President of NCB
19 years in the banking industry

Larry Standing, President of BNKA
46 years in the banking industry

Strategic Direction

Organic Growth in Markets We Currently Serve

- Emphasize Business Banking
- Low-Cost Core Deposits
- Common Sense Real Estate Lending
- Outwork Competition
- Engaged Employees

Strategic Direction

Our Focus: Relationship Banking



BUSINESS
Loans
Cash Management
Technology
Consultative Advice
Deposit Services
OWNER & FAMILY
Technology
Consultative Advice
Deposits
Personal Loans
EMPLOYEES
Technology
Deposits
Personal Loans
Consultative Advice

Strategic Direction

Business Banking Niches that Differentiate

- Small Business
  - Sales $1 to $20 million
- Residential Construction
- Commercial Real Estate
- Faith-Based Organizations
- Building Trades
- Trustees
- Manufacturing
- Professionals
- High Net Worth

Strategic Direction

Corporate Culture

Highly Visible Community Philanthropy Program

- Award-winning employee volunteer program
- American River Bankshares Foundation

Engaged Employees

- Relationship Managers: all employees empowered to serve the client
- Career development and internal promotion
- Survey: 89% employee satisfaction rating
  - ✓ Team building events
  - ✓ Town Hall meetings align to strategic vision
  - ✓ Recognition program

American River Bankshares

Execute Plan

Grow Relationship Banking

- Core Deposits
- Common Sense Loans

Manage Capital

- Buybacks
- Cash Dividends

Control Overhead

- Efficiency
- Effectiveness

Maintain Strong Credit

American River Bankshares